FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2005

DUSA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19777	22-3103129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25 Upton Drive

Wilmington, Massachusetts 01887

(Address of principal executive offices, including ZIP code)

(978) 657-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2005, the Board of Directors of DUSA Pharmaceuticals, Inc. (“DUSA”) amended its By-Laws to clarify that the Vice-Chairman is not an officer of DUSA.  The By-Laws were also amended to indicate that the Chairman of the Board shall be the chief executive officer of DUSA and is subject to the control of the Board of Directors and that the President of DUSA shall be the chief operating officer of DUSA.  A copy of the amended By-Laws is attached as Exhibit 3.1.

Item 9.01 – Financial Statement and Exhibits

3.1                                 By-laws of DUSA Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.

Dated: April 19, 2005	By:	/s/ D. Geoffrey Shulman
D. Geoffrey Shulman, MD, FRCPC Chairman of the Board and Chief Executive Officer

Exhibit Index

3.1                                 By-Laws of DUSA Pharmaceuticals, Inc.